UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 13, 2015

BECTON, DICKINSON AND COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive

Franklin Lakes, New Jersey 07417-1880

(Address of principal executive offices)(Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Becton, Dickinson and Company (“BD”) is filing herewith updated financial statements and other affected financial information for the periods included in the BD’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 (the “Form 10-K”). These financial statements and other affected financial information have been updated to reflect changes made in fiscal year 2015 to BD’s reportable operating segment data.

Effective October 1, 2014, BD’s organizational structure was realigned to better complement its customer-focused solutions strategy and is based upon two principal business segments: BD Medical (“Medical”) and BD Life Sciences (“Life Sciences”). The composition of the Medical segment remains unchanged from its historical composition. The Life Sciences segment consists of the former BD Diagnostics and BD Biosciences segments. Beginning on October 1, 2014, decisions about resource allocation and performance assessment are made separately for the Medical and Life Sciences segments. BD’s two principal business segments are strategic businesses that are managed separately because each one develops, manufactures and markets distinct products and services. BD evaluates performance of its business segments and allocates resources to them primarily based upon operating income.

BD has updated the applicable items that were contained in the Form 10-K reflecting the above mentioned changes in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data” in Exhibits 99.1 and 99.2 filed in this Current Report, respectively. The information included in this Current Report is presented for information purposes only in connection with the changes in BD’s reportable operating segment data. All other information in the Form 10-K remain unchanged and this Current Report should be read in conjunction therewith. This Current Report does not reflect events occurring after BD filed the Form 10-K and does not modify or update the disclosures therein in any way, other than as noted above. BD began to report comparative results reflective of the above mentioned changes with the filing of BD’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014, filed with the Securities and Exchange Commission on February 6, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Becton, Dickinson and Company

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the Securities and Exchange Commission on November 26, 2014

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the Securities and Exchange Commission on November 26, 2014

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio

Name:	Gary DeFazio
Title:	Vice President and Corporate Secretary

Date: March 13, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Becton, Dickinson and Company

99.1	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the Securities and Exchange Commission on November 26, 2014

99.2	Updated Part II, Item 8. Financial Statements and Supplementary Data, from the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the Securities and Exchange Commission on November 26, 2014

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document